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                                                                   Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement Files No. 33-91974, 33-46971, 333-60613, 333-60607,
333-60609 and 333-74641.


                               ARTHUR ANDERSEN LLP




Minneapolis, Minnesota
   March 29, 1999